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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): March 8, 2005

                              CROSSTEX ENERGY, L.P.
             (Exact name of registrant as specified in its charter)

            DELAWARE                     000-50067               16-1616605
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(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                              Identification No.)

            2501 CEDAR SPRINGS, SUITE 600
                      DALLAS, TEXAS                                75201
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       (Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (214) 953-9500


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

        On March 8, 2005, the Registrant issued a press release announcing its financial results for the fourth quarter ended December 31, 2004 and the fiscal year ended December 31, 2004. A copy of the press release (the "Press Release") was furnished as an exhibit to our Current Report on Form 8-K filed on March 8, 2005.

        As announced in the Press Release, the Registrant held its quarterly conference call to discuss fourth quarter results on March 8, 2005 at 10:00 a.m. Central Time. The call is available for replay for 30 days by dialing 888-286-8010, passcode 76714886. A replay of the broadcast is also available on the investor information page of the Registrant's web site at http://www.crosstexenergy.com. A copy of the transcript of the conference call is furnished as Exhibit 99.1 to this Current Report. During the conference call the Registrant discussed Distributable Cash Flow, which is a non-generally accepted accounting principle financial measure. The Press Release also contained a discussion of this measure. A reconciliation of Distributable Cash Flow to net income is contained in the Press Release which was furnished an exhibit to our Current Report on Form 8-K filed on March 8, 2005.

        The content of the Registrant's web site is not incorporated by reference into this filing. In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 2.02 and in the attached exhibit are deemed to be furnished and shall not be deemed to be "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

       (c)  Exhibits.

        In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached exhibit are deemed to be furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act.

EXHIBIT
NUMBER         DESCRIPTION
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99.1      --   Conference Call Transcript dated March 8, 2005

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CROSSTEX ENERGY, L.P.

                              By:  Crosstex Energy GP, L.P., its General Partner

                              By:  Crosstex Energy GP, LLC, its General Partner

Date: March 10, 2005          By:  /s/ William W. Davis
                                   ----------------------------
                                   William W. Davis
                                   Executive Vice President and
                                   Chief Financial Officer

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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER         DESCRIPTION
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99.1      --   Conference Call Transcript dated March 8, 2005

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